UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2014

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's other reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our annual meeting of shareholders was held on November 4, 2014. At the meeting our shareholders elected nine directors to serve until the next annual meeting and until their successors are duly elected and qualified. Our shareholders also ratified the Board of Directors’ selection of OUM & Co. LLP as our independent registered public accountants to audit our financial statements for the current fiscal year.

There were 68,246,760 BioTime common shares and 70,000 shares of Series A Convertible Preferred Stock (“Preferred Stock”) outstanding and eligible to vote at the annual meeting as of September 19, 2014, the record date for determining shareholders entitled to vote at the meeting, and 57,631,204 shares, or 83.4% of the voting power, represented at the meeting, either in person or by proxy. Each share of Preferred Stock is entitled to cast a number of votes equal to the number of common shares into which it is convertible, which currently is 12.5 votes per share of Preferred Stock. The following tables show the votes cast by our shareholders and any abstentions with respect to the matters presented to shareholders for a vote at the meeting. Information is also provided as to broker non-votes. A “broker non-vote” occurs when a shareholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the shareholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client. Brokers were not permitted under applicable rules of the New York Stock Exchange and the NYSE MKT to vote in the election of directors but were permitted to vote for approval of the appointment of our independent registered public accountants.

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
Deborah Andrews	38,243,451	128,139
Neal C. Bradsher	38,077,898	293,692
Stephen L. Cartt	38,234,390	137,200
Stephen C. Farrell	38,154,385	217,205
Alfred D. Kingsley	37,747,725	623,865
Michael H. Mulroy	38,244,907	126,683
David Schlachet	37,623,223	748,367
Judith Segall	37,735,501	636,089
Michael D. West	38,149,888	221,702

In addition, there were 19,259,614 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of OUM & Co. LLP as our independent registered public accountants for the fiscal year ending December 31, 2014 was ratified by the following vote:

Shares Voted
For	57,181,102
Against	337,368
Abstain	112,734

There were no broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: November 10, 2014	By:	/s/ Robert W. Peabody
Senior Vice President,
Chief Operating Officer and
Chief Financial Officer